LORD ABBETT INVESTMENT TRUST

Lord Abbett Total Return Fund

Supplement dated January 2, 2020 to the

Summary Prospectus dated April 1, 2019

Effective January 2, 2020, the Fund’s benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index.

The following sentence replaces the second sentence of the fifth paragraph under “Principal Investment Strategies” on page 5 of the summary prospectus:

Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 5.88 years as of November 29, 2019).

Please retain this document for your future reference.